There has been a change in the prospectus issued to you by
                 The Guardian Insurance & Annuity Company, Inc.
     Please read the supplement carefully and retain with your prospectus.

Supplement dated August 5, 2002 to the Prospectus dated May 1, 2002 for

THE GUARDIAN INVESTOR RETIREMENT ASSET MANAGER VARIABLE ANNUITY

The following supplemental information should be read in conjunction with the Prospectus dated May 1, 2002 for the Individual Flexible Premium Deferred Variable Annuity Contract issued by The Guardian Insurance & Annuity Company, Inc. ("GIAC") through The Guardian Separate Account E and marketed under the name "The Guardian Investor Retirement Asset Manager".

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On page 5 of the Prospectus in the chart entitled, "Annual Expenses of the
Funds,"

o replace the reference to footnote "2" after the Fidelity VIP Contrafund Portfolio (Service Class), Fidelity VIP Equity-Income Portfolio (Service Class), Fidelity VIP Growth Opportunities Portfolio (Service Class), and Fidelity VIP Mid Cap Portfolio (Service Class) with a reference to footnote "9".

o delete the reference to note "10" after the Janus Aspen Aggressive Growth Portfolio (Institutional Shares), Janus Aspen Capital Appreciation Portfolio (Institutional Shares), Janus Aspen Growth Portfolio (Institutional Shares), and Janus Aspen Worldwide Growth Portfolio (Institutional Shares).



SUPPLEMENT